Exhibit 23.5

                         CONSENT OF INDEPENDENT AUDITOR


I consent to the inclusion in this Registration Statement on Form SB-2 of Zeolite Exploration Company of my report dated October 7, 2003 and to the reference to me under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                                     /s/ John J. Geib
                                                     Chartered Accountant


Calgary, Alberta, Canada
March 31, 2006